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                                  FORM 8-K
                               CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                     September 14, 2006
Name of Registrant:                 Graybar Electric Company, Inc.
Jurisdiction of Incorporation:      New York
Commission File Number:             000-00255
IRS Identification Number:          13-0794380
Address of Principal Executive Offices:
                                    34 North Meramec Avenue
                                    St. Louis, MO  63105
Registrant's Telephone Number:      314-573-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Mr. Robert L. Nowak, age 59, who is currently serving as District Vice President, has been named to the Board of Directors and to the Audit Committee effective as of September 14, 2006. He has served as District Vice President from March 1998 to January 2002; District Vice President - Electrical from January, 2002 to January 2003; Vice President, Electrical Sales from January 2003 to July 2003; and District Vice President since July 2003.

Mr. Robert C. Lyons, age 49, who is currently serving as District Vice President, has been named to the Board of Directors and to the Audit Committee effective as of September 14, 2006. He has served as District Vice President from October 2000 to January 2002; District Vice President - Electrical from January, 2002 to January 2003; Vice President, Electrical Sales from January 2003 to July 2003; and District Vice President since July 2003.


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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Graybar Electric Company, Inc.

Date:  September 19, 2006                   /s/ T. F. Dowd
       --------------------                 ---------------------------------
                                            (Signature)

                                            T. F. Dowd
                                            ---------------------------------
                                            (Name of signing officer)

                                            Vice President, Secretary and
                                            ---------------------------------
                                            General Counsel
                                            ---------------------------------
                                            (Title)